UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 9, 2026

Sprout Social, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39156	27-2404165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 South Dearborn St., Suite 700			60603
Chicago	,	Illinois
(Address of Principal Executive Offices)			(Zip Code)

(866) 878-3231
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On February 12, 2026, Sprout Social, Inc. (the “Company”) announced that it expects its financial results for the fourth quarter and full year ended December 31, 2025 to be above its financial outlook ranges for revenue, non-GAAP operating income, and non-GAAP net income per share for such periods previously included in the Company’s earnings press release for the third quarter ended September 30, 2025, which was furnished with the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 5, 2025. These results are based on preliminary unaudited financial and other information, and subject to normal quarterly and annual closing processes and accounting review; actual results could differ materially from these estimates. As previously announced, the Company is scheduled to report its financial results for the fourth quarter and full year ended December 31, 2025 after market close on Thursday, February 26, 2026.

The contents of this Item 2.02 of this Current Report on Form 8-K are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 9, 2026, Joe Del Preto notified the Company of his intention to resign as the Company’s Chief Financial Officer and Treasurer, effective March 11, 2026, to pursue another professional opportunity. Mr. Del Preto’s departure is not due to any disagreement with the Company on any matter relating to the Company's accounting practices, financial statements, internal controls over financial reporting, operations, policies or practices. Mr. Del Preto will not receive any severance benefits in connection with his voluntary departure from the Company. The Company and its Board of Directors thank Mr. Del Preto for his service and contributions during his tenure and wish him the best in his future endeavors. The Company has commenced a search to identify a permanent Chief Financial Officer.

Note Regarding Forward-Looking Statements
This Form 8-K contains forward-looking statements within the meaning of the federal securities laws, including statements concerning the Company’s preliminary financial results for the fourth quarter and full year ended December 31, 2025. These forward-looking statements are based on management’s current expectations, beliefs, and assumptions, and they involve substantial risks and uncertainties and may be based on inaccurate assumptions that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. The preliminary financial results for the Company’s fourth quarter and full year ended December 31, 2025 included in this Form 8-K represent the most current information available to management. Given their nature, the Company cannot assure that any outcome expressed in these forward-looking statements will be realized in whole or in part. While the Company believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made in this Form 8-K, including the risks discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 25, 2025, as supplemented by the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 filed with the SEC on November 6, 2025, as well as other factors described from time to time in the Company's other filings with the SEC. Such forward-looking statements are made only as of the date of this Form 8-K. The Company undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If it does update one or more forward-looking statements, no inference should be made that the Company will make additional updates with respect to those or other forward-looking statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPROUT SOCIAL, INC.

By:	/s/ Heidi Jonas
Name:	Heidi Jonas
Title:	General Counsel and Secretary
Date: February 12, 2026